Neuberger Berman Income Funds®  (“Income Funds”)
Neuberger Berman Strategic Income Fund

Supplement to the Summary Prospectuses and Prospectuses of Neuberger Berman Strategic Income Fund, each dated February 28, 2024, as amended and supplemented

Effective December 31, 2024, Messrs. Robert Dishner and Thomas Sobanski, two experienced members of the Neuberger Berman Multi-Sector Fixed Income investment team, will be added as portfolio managers of the Neuberger Berman Strategic Income Fund (the “Fund”).

As such, effective December 31, 2024, the Fund’s Summary Prospectuses and Prospectuses are revised as follows:

(a)	The section titled “Portfolio Managers” in the Summary Prospectuses and Prospectuses for the Fund is deleted in its entirety and replaced with the following:
Portfolio Managers
The Fund is managed by Thanos Bardas (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager), Ashok Bhatia, CFA (Managing Director and Chief Investment Officer of Fixed Income of the Manager), David M. Brown, CFA (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager), Robert Dishner (Managing Director of the Manager) and Thomas Sobanski (Senior Vice President of the Manager). Messrs. Bardas and Brown have managed the Fund since April 2009. Mr. Bhatia has managed the Fund since December 2017. Messrs. Dishner and Sobanski have managed the Fund since December 2024.
(b)
The section titled “Management of the Funds — Portfolio Managers – Neuberger Berman Strategic Income Fund” section of the Prospectuses for the Fund is deleted in its entirety and replaced with the following:

Neuberger Berman Strategic Income Fund
Thanos Bardas is a Managing Director of the Manager. He joined the firm in 1998 and is the Co-Head of Global Investment Grade Fixed Income. In addition, he is a member of the Asset Allocation Committee. Mr. Bardas has been a Portfolio Manager of the Fund since April 2009.
Ashok Bhatia, CFA, is a Managing Director of the Manager. He joined the firm in July 2017 and is the Chief Investment Officer of Fixed Income. Prior to joining the firm, Mr. Bhatia was a senior portfolio manager and co-leader of the customized fixed income team at another asset manager. He has over 24 years’ experience in the investment industry. Mr. Bhatia has been a
Portfolio Manager of the Fund since December 2017.
David M. Brown, CFA, is a Managing Director of the Manager. He re-joined the firm in January 2003 and is the Co-Head of Global Investment Grade Fixed Income. Mr. Brown has been a Portfolio Manager of the Fund since April 2009.

Robert Dishner is a Managing Director of the Manager. Mr. Dishner joined the firm in 2019 and is a member of the portfolio management team for the firm’s multi-sector fixed income strategies. Mr. Dishner has been a Portfolio Manager of the Fund since December 2024.
Tom Sobanski, CFA, is a Senior Vice President of the Manager. Mr. Sobanski joined the firm in 2015 and is a member of the portfolio management team for the firm’s multi-sector fixed income strategies. Mr. Sobanski has been a Portfolio Manager of the Fund since December 2024.

The date of this supplement is December 17, 2024.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com